UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                              --------------------

                   Date of Report
                   (Date of earliest
                   event reported):        August 13, 2007


                           The Middleton Doll Company
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



    Wisconsin                        0-22663                    39-1364345
 ---------------                    --------                   -------------
 (State or other                (Commission File               (IRS Employer
 jurisdiction of                     Number)                Identification No.)
 incorporation)


               1050 Walnut Ridge Drive, Hartland, Wisconsin 53029
             -------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (262) 369-8163
                        -------------------------------
                        (Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.        Results of Operations and Financial Condition

                  On August 13, 2007 The Middleton Doll Company issued a press release announcing its earnings for the second quarter ended June 30, 2007 (the "Press Release"). A copy of the Press Release is being filed as Exhibit 99 to this Report and is incorporated by reference.

Item 9.01.        Financial Statements and Exhibits.

                  (a) Not applicable.

                  (b) Not applicable.

                  (c) Exhibits. The following exhibit is being filed herewith:

                      (99) Press  Release of The  Middleton  Doll  Company,
                           dated August 13, 2007.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    The Middleton Doll Company



Date:  August 13, 2007                              By:  /s/ Craig R. Bald
                                                       -------------------------
                                                         Craig R. Bald
                                                         Chief Financial Officer

                           The Middleton Doll Company


                   Exhibit Index to Current Report on Form 8-K
                              Dated August 13, 2007

Exhibit
Number
------

(99) Press Release dated August 13, 2007: The Middleton Doll Company Reports Second Quarter Results